                        [ARTHUR ANDERSEN LLP LETTERHEAD]

                                                                   EXHIBIT (23a)

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 1, 1994 included in Sara Lee Corporation's Form 10-K for the fiscal year ended July 2, 1994 and to all references to our Firm included in this registration statement.



                                          /s/ ARTHUR ANDERSEN LLP

Chicago, Illinois
February 3, 1995